                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                            Schedule 14C Information

                        Information Statement Pursuant to
                              Section 14(c) of the
                         Securities Exchange Act of 1934
                              (Amendment No. _____)

Check  the  appropriate  box:

( )     Preliminary  Information  Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
(X)     Definitive  Information  Statement

                              Coyote Ventures Corp.
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
(X)     No  fee  required
( )     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)   Title  of  each  class  of  securities  to  which transaction applies:

     2)   Aggregate  number  of  securities  to  which  transaction  applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed  maximum  aggregate  value  of  transaction:

     5)   Total  fee  paid:

( )     Fee  paid  previously  with  preliminary  materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount  Previously  Paid:
     2)   Form,  Schedule  or  Registration  Statement  No.:
     3)   Filing  Party:

                              INFORMATION STATEMENT

                              COYOTE VENTURES CORP.
                       P.O. Box 73575, 1014 Robson Street
                             Vancouver, BC  V6E 4L9

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This information statement is furnished by the board of directors of Coyote Ventures Corp., a Nevada corporation ("Coyote Ventures"), to the holders of record at the close of business on November 7, 2002 ("record date"), of Coyote Ventures's outstanding common stock, par value $0.001 per share ("Common Stock"), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"). This information statement is being furnished to stockholders to inform them of proposed majority shareholder action to amend the Articles of Incorporation of the Company for the purpose of changing the name of Coyote Ventures to August Biomedical Corporation. A copy of the proposed Certificate of Amendment to Articles of Incorporation which would effect the name change when filed with the office of the Secretary of State for the State of Nevada is attached to this information statement as Appendix A. This information statement is first being mailed to Coyote Ventures shareholders on or about December 6, 2002.

At the record date, there were 12,025,000 shares of common stock issued and outstanding and entitled to vote on matters presented to the shareholders. Holders of common stock are entitled to one vote for each share of common stock held of record at the record date. There are no separate voting groups or separate series of stock.

A majority of the issued and outstanding shares, or a minimum of 6,012,501 shares of common stock held as of the record date, will give their written consent to the proposed action whereupon Coyote Ventures will proceed with the name change. However, no action will be taken with respect to the name change prior to 20 days following the distribution of this information statement.

Coyote Ventures will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the information materials to those persons for whom they hold such shares. Coyote Ventures will bear the costs of producing and distributing this information statement, including the cost of printing and mailing this information statement and related materials, if any.

Any questions regarding this information statement may be directed in writing to Scott C. Houghton at P.O. Box 73575, 1014 Robson Street, Vancouver, BC V6E 4L9.

                                    PROPOSAL


   AMENDMENT TO COYOTE VENTURES' ARTICLES OF INCORPORATION TO CHANGE THE NAME OF
                COYOTE VENTURES TO AUGUST BIOMEDICAL CORPORATION

Pursuant to an agreement dated August 16, 2002, between Coyote Ventures and Nicholas B. MacKinnon, Coyote Ventures acquired a patented technology for direct viewing of induced tissue fluorescence by a human viewer through an endoscope (the "Technology"). The Technology is covered by United States patent number 6,110,106 and is subject to a royalty of 0.75% in favor of the British Columbia Cancer Foundation. The purchase of the Technology by Coyote Ventures is subject to certain conditions that Coyote Ventures must meet going forward.

Since the further development and the commercialization of the Technology is now the business focus of Coyote Ventures, the board of directors has determined that it is in the best interest of Coyote Ventures to change the name of the corporation to August Biomedical Corporation, which name is more indicative of the commercial operations of the corporation.

In order to effect the name change, it is necessary to amend the Articles of Incorporation of Coyote Ventures and designate within the Articles of Incorporation the new name. A copy of the Certificate of Amendment to Articles of Incorporation which will effect the name change when filed with the office of the Secretary of State for the State of Nevada is attached to this information statement as Appendix A.


                        COYOTE VENTURES'S BOARD APPROVAL

The board of directors of Coyote Ventures has approved the name change and the corresponding amendment to the Articles of Incorporation. This approval was for the reasons stated in the section immediately above.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

The following table sets forth as of November 7, 2002, the number and percentage of the outstanding shares of common stock which, according to the information supplied to Coyote Ventures, were beneficially owned by (i) each person who is currently a director of Coyote Ventures, (ii) each executive officer, (iii) all current directors and executive officers of Coyote Ventures as a group and (iv) each person who, to the knowledge of Coyote Ventures is the beneficial owner of more than 5% of the outstanding common stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.



                                       Name  and  address          Amount  of             Percent
Title of class                         of beneficial owner         beneficial ownership   of class(1)
----------------------------           --------------------------  ---------------------  -----------

Common Stock                            Scott C. Houghton             2,780,000 shares(2)     22.7%(3)
                                        1201 West Pender Street
                                        Suite 202
                                        Vancouver, BC  V6E 2V2

Common Stock                            John Manker                      60,000 shares(4)     00.5%(3)
                                        Box 73575
                                        1014 Robson Street
                                        Vancouver, BC  V6E 4L9

Common Stock                            Korina Houghton               2,780,000 shares(5)     22.7%(3)
                                        1238 Melville Street, Suite 1205
                                        Vancouver, BC  V6E 4N2

Common Stock                            Arnold Howardson              2,100,000 shares(6)     17.2%(3)
                                        6131 Greenwood Place
                                        Nanaimo, BC  V9V 1K6

Common Stock                            Peter Whitehead               1,675,000 shares(7)     13.7%(3)
                                        2440 Queens Avenue
                                        West Vancouver, BC  V7V 2Y6

Common Stock                            Nick MacKinnon                1,700,000 shares(8)     13.9%(3)
                                        2267 Marstrand Avenue
                                        Vancouver, BC  V6K 2H8

Common Stock                            All Officers and Directors    6,615,000 shares(9)    52.4%(10)
                                        as a Group that consists of
                                        five people

(1) The percent of class is based on 12,025,000 shares of common stock issued and outstanding as of November 7, 2002.
(2) Of the shares represented, 2,500,000 are in the name of Scott C. Houghton and 60,000 shares are in the name of his wife, Korina Houghton, of which he is deemed to be the beneficial owner. Also in the number of shares represented, 220,000 represent options to purchase common shares. Of these options, 195,000 are held in the name of Scott C. Houghton and 25,000 are held in the name of Korina Houghton.
(3) Percentage is calculated assuming the options beneficially held by this securities holder (but only this holder) have been exercised.

(4) Of the shares represented, 50,000 are held by Mr. Manker outright and 10,000 represent options to purchase common shares.
(5) Of the shares represented, 60,000 are in the name of Korina Houghton and 2,500,000 shares are in the name of her husband, Scott C. Houghton, of which she is deemed to be the beneficial owner. Also in the number of shares represented, 220,000 represent options to purchase common shares. Of these options, 25,000 are held in the name of Korina Houghton and 195,000 are held in the name of Scott C. Houghton.
(6) Of the shares represented, 1,900,000 are held by Mr. Howardson outright and 200,000 represent options to purchase common shares.
(7) Of the shares represented, 1,500,000 are held by Mr. Whitehead outright and 175,000 represent options to purchase common shares.
(8) Of the shares represented, 1,500,000 are held by Mr. MacKinnon outright and 200,000 represent options to purchase common shares.
(9) Of the shares represented, 6,010,000 are held outright and 605,000 represent options to purchase common shares. The shares and options held by Scott C. Houghton and Korina Houghton have only been included once, even though they are the beneficial holder of the securities of the other.
(10) Percentage is calculated assuming the options held by the officers and directors have been exercised.


                           FORWARD -LOOKING STATEMENTS

This information statement includes statements that are not historical facts. These statements are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on our current plans and expectations relating to expectations of developing the business of Coyote Ventures under the name August Biomedical Corporation. As such, these forward-looking statements involve uncertainty. Factors that could cause our actual results to differ materially from our expectations include:

     * Failure on the part of Coyote Ventures to comply with any of the conditions of the acquisition of the Technology;
     * Failure on the part of Coyote Ventures to effectively commercialize the Technology.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. We do not undertake any obligation to update the forward-looking statements contained in this information statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.


                       WHERE YOU CAN FIND MORE INFORMATION

Coyote Ventures is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Coyote Ventures files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

By Order of the Board of Directors of Coyote Ventures

Scott  C.  Houghton
President

                                   Appendix A


              Certificate of Amendment to Articles of Incorporation
                            Nevada Profit Corporation
                       (Pursuant to NRS 78.385 and 78.390)

1.   The  name  of  this  corporation  is  Coyote  Ventures  Corp.

2.   The  articles  have  been  amended  as  follows:

          Section 1. of the Articles of Incorporation is amended to read in its entirety as follows:

          1.   NAME  OF  CORPORATION:  AUGUST  BIOMEDICAL  CORPORATION


3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: _______.

4.   Signatures


_______________________                                  _______________________
President
Secretary